EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/12/2026	By: /s/ Madhuri A. Andrews

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/07/2026	By: /s/ Shelly M. Chadwick

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/12/2026	By: /s/ Mary Dean Hall

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/07/2026	By: /s/ Robert J. Pagano, Jr.

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/07/2026	By: /s/ Vincent K. Petrella

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/09/2026	By: /s/ Joe A. Raver

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/13/2026	By: /s/ Richard J. Simoncic

EXHIBIT 24

POWER OF ATTORNEY

          The undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Jon S. Ploetz and David K. Wells, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2026 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date: 8/13/2026	By: /s/ Peter C. Wallace